BULL PATH LONG SHORT FUND

Class A shares: BPFAX

Class C shares: BPFCX

Class I shares: BPFIX

BULL PATH MID CAP FUND

Class A shares: BPEAX

Class C shares: BPECX

Class I shares: BPEIX

Each a Series of Northern Lights Fund Trust

Supplement dated November 10, 2009, to Prospectus and

Statement of Additional Information each dated May 12, 2009

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Effective immediately, shares of the Bull Path Mid Cap Fund are not available for purchase.

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Effective immediately, on page 1 of the Prospectus, the first paragraph under the heading “Principal Investment Strategies” of the Bull Path Long Short Fund is modified as follows.

The Adviser, under normal market conditions, seeks to achieve the investment objective by investing primarily in equity securities of mid-capitalization companies that it believes are undervalued and by selling short equity securities of mid-capitalization companies that it believes are overvalued.  Equity securities include common stock and preferred stock.  The Fund considers a company mid-cap if its market capitalization at the time of purchase is within the capitalization range of companies in either the Russell Midcap® Index or the Standard & Poor’s MidCap 400 Index.  The size of the companies included in the Indexes will change with market conditions.

Additionally, on page 2 of the Prospectus, the discussion of the Bull Path Long Short Fund is modified by adding the following under the heading “Principal Risks.”

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Mid-Cap Stock Risk.  While stocks of mid-cap companies may be less volatile than those of small-cap companies, they still involve substantial risk.  Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.  Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

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The table describing the Bull Path Long Short Fund's performance on page 6 of the Prospectus is replaced with the following:

Average Annual Total Returns

(For periods ended December 31, 2008)

	One Year	Five Year	Since Inception (10/1/2002)
Bull Path LP	-23.08%	4.37%	9.00%
S&P 500® TR *	-37.00%	-2.19%	3.63%
S&P Midcap 400 **	-36.23%	-0.08%	5.51%
Russell Midcap® ***	-41.46%	-0.71%	5.81%

*   The S&P 500®TR Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies.  Index returns assume reinvestment of dividends. Its performance does not reflect any deduction for fees, management expenses or taxes. An investor cannot invest directly in an index.

** The S&P Midcap 400 is an unmanaged index of equity securities of medium sized U.S. firms.  Index returns assume reinvestment of dividends.  Its performance does not reflect any deduction for fees, management expenses or taxes. An investor cannot invest directly in an index.

*** The Russell Midcap is an unmanaged index of equity securities selected to representative of the mid-cap segment of the U.S. equity market.  Index returns assume reinvestment of dividends.  Its performance does not reflect any deduction for fees, management expenses or taxes. An investor cannot invest directly in an index.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated May 12, 2009, which provide information that you should know about the Funds before investing.  These documents are available upon request and without charge by calling the Funds toll-free at 1-888-899-2726 or by visiting www.Bullpathfunds.com.

Please retain this Supplement for future reference.